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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): June 2, 2000



                                 CGA GROUP, LTD.
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             (Exact name of registrant as specified in its charter)


            BERMUDA                    001-49632                 98-0173536
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(State or other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


        Craig Appin House, 8 Wesley Street
              Hamilton HM11, Bermuda                        n/a
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     (Address of Principal Executive Offices)           (Zip Code)



                                 (441) 296-3165
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              (Registrant's telephone number, including area code)



                                      None
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             (Former name or address, if changed since last report)


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ITEM 5. OTHER EVENTS.

     On June 2, 2000, Fitch, the international rating agency resulting from the merger of Fitch IBCA and Duff & Phelps, announced that it had placed the "AAA" financial strength rating of Commercial Guaranty on general review. Previously, CGA was rated "AAA" by Duff & Phelps and not rated by Fitch IBCA.

     A copy of the press release issued by Fitch described above is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7. EXHIBITS.

     The following exhibit is filed as part of this Report:

EXHIBIT
NUMBER                                 DESCRIPTION
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 99.1                         Press release dated June 2, 2000.


                                       1

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         CGA GROUP, LTD.



                                         By:   /s/ JAMES R. REINHART
                                            ---------------------------
                                             Name: James R. Reichart
                                             Title: Chief Financial Officer


Dated: June 9, 2000


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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                 DESCRIPTION
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 99.1                         Press release dated June 2, 2000.


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                                                                    Exhibit 99.1


     Fitch Places CGA's 'AAA' Financial Strength Rating On General Review

Fitch-NY-June 2, 2000.

     Fitch, the international rating agency resulting from the merger of Fitch IBCA and Duff & Phelps, has placed the 'AAA' financial strength rating of Commercial Guaranty Assurance, Ltd. (CGA) on general review. Previously CGA was rated 'AAA' by Duff & Phelps and not rated by Fitch IBCA. CGA is a Bermuda-based insurer that provides credit enhancement on securities in the asset backed and commercial real estate securities market. It does so directly by guaranteeing securities, as well as indirectly by guaranteeing repayment of loans and notes used to fund the purchase of securities by investment vehicles managed by CGA Investment Management, Inc. (CGAIM), an investment advisor and affiliated company.

     Fitch has determined that CGA, which currently has $142 million in capital and $80 million of additional capital support, does not meet its minimum capital requirements for a 'AAA' financial strength rating. CGA Group, Ltd., the Bermuda based holding company that owns both CGA and CGAIM, is seeking to raise additional capital so that CGA's equity capital can be increased to $350 million and additional capital support to $150 million. Ftich expects the additional capital will be common equity issued by CGA Group. Ltd., sufficient in size to also redeem its existing preferred stock. Affirmation of CGA's 'AAA' financial strength rating will depend on the company successfully acquiring its additional capital. CGA expects this will occur by September 30, 2000. If the capital is not raised, the rating will be lowered to 'AA'.

     In addition to acquiring capital, and consistent with a Fitch 'AAA' rating, CGA will adhere to the following risk parameters. Over the next three to five years, CGA is expected to maintain its ratio of net par in-force to total capital at no greater than 20:1. Second, CGA is expected to maintain lower single transaction limits, ranging from 10% to 35% of its new larger equity capital, based on credit quality and tranche subordination level. Finally, while it had previously insured a small amount of below investment grade transactions, CGA discontinued this practice at the end of 1998. Since then, CGA has and will continue to insure only investment grade securities.

Contact:       Robert Grossman 1-212-908-0535 or
               David Litvack 1-212-908-0593, New York